                                                                     EXHIBIT (a)



                       TRUSTEE AUTHORIZATION TO ESTABLISH
                           ADDITIONAL SERIES OF SHARES
                           OF THE TIAA-CREF LIFE FUNDS



      In accordance with Section 4.9.2 of the Declaration of Trust of the TIAA-CREF Life Funds (the "Trust"), dated August 13, 1998, as amended, the undersigned trustees of the TIAA-CREF Life Funds hereby establish the following four additional separate and distinct series of shares of the Trust, which shares shall all be of one class:



                               Growth Equity Fund
                              Growth & Income Fund
                            International Equity Fund
                            Social Choice Equity Fund



      IN WITNESS WHEREOF, the trustees of the Trust have executed this instrument as of this ninth day of February, 2000.



/s/ John J. McCormack                                /s/ Jeanmarie C. Grisi
---------------------                                ----------------------
John J. McCormack                                    Jeanmarie C. Grisi





/s/ Laurence W. Franz                                /s/ Richard M. Norman
---------------------                                ---------------------
Laurence W. Franz                                    Richard M. Norman

                       TRUSTEE AUTHORIZATION TO ESTABLISH
                           ADDITIONAL SERIES OF SHARES
                           OF THE TIAA-CREF LIFE FUNDS



      In accordance with Section 4.9.2 of the Declaration of Trust of the TIAA-CREF Life Funds (the "Trust"), dated August 13, 1998, as amended, the undersigned trustees of the Trust hereby establish the following three additional separate and distinct series of shares of the Trust, which shares shall all be of one class:



                              Large-Cap Value Fund
                             Small-Cap Equity Fund
                          Real Estate Securities Fund

      IN WITNESS WHEREOF, the Trustees of the Trust have executed this instrument the 22nd day of May, 2002.



/s/ Elizabeth E. Bailey                              /s/ Bevis Longstreth
-----------------------                              --------------------
Elizabeth E. Bailey                                  Bevis Longstreth




/s/ John H. Biggs
-----------------                                    ---------------
John H. Biggs                                        Stephen A. Ross




/s/ Joyce A. Fecske                                  /s/ Nestor V. Santiago
-----------------------                              ----------------------
Joyce A. Fecske                                      Nestor V. Santiago




Edes P. Gilbert
---------------                                      -------------
Edes P. Gilbert                                      Eugene C. Sit




/s/ Martin J. Gruber                                 /s/ Maceo K. Sloan
--------------------                                 ------------------
Martin J. Gruber                                     Maceo K. Sloan




/s/ Nancy L. Jacob                                   /s/ David K. Storrs
------------------                                   -------------------
Nancy L. Jacob                                       David K. Storrs




                                                     /s/ Robert W. Vishny
---------------------                                --------------------
Marjorie Fine Knowles                                Robert W. Vishny




/s/ Martin L. Leibowitz
-----------------------
Martin L. Leibowitz